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                                  EXHIBIT 10.2
                       CONSENT OF DECHERT PRICE & RHOADS
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

30 ROCKEFELLER PLAZA                             LAW OFFICES OF                                  TEN POST OFFICE SQUARE,
NEW YORK, NY 10112                                                                               SOUTH
(212) 698-3500                              DECHERT PRICE & RHOADS                               BOSTON, MA 02109-4603
                                              1775 EYE STREET, N.W.                             (617) 728-7100
4000 BELL ATLANTIC TOWER                    WASHINGTON, DC 20006-2401
1717 ARCH STREET                            TELEPHONE: (202) 261-3300                            90 STATE HOUSE SQUARE
PHILADELPHIA, PA 19103-2793                    FAX: (202) 261-3333                               HARTFORD, CT 06103-3702
(215) 994-4000                                                                                   (860) 224-3999

THIRTY NORTH THIRD STREET                                                                        65 AVENUE LOUISE
HARRISBURG, PA 17101-1603                                                                        1050 BRUSSELS, BELGIUM
(717) 237-2000                                                                                   (32-2) 535-5411

                                                                                                 TITMUSS SANIER DECHERT
PRINCETON PIKE CORPORATE CENTER                                                                  2 SERJEANTS' INN
P.O. BOX 5218                                                                                    LONDON EC4Y 1LT, ENGLAND
(609) 620-3200                                                                                   (44-171) 583-5353

                                                                                                 55, AVENUE KLEBER
                                                                                                 75116 PARIS, FRANCE
Direct Dial:  (202) 261-7765                                                                     (33-1) 53 65 05 00
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                                                                   April 1, 1999

Board of Directors
American United Life Insurance Company
One American Square
Indianapolis, Indiana 46204

               RE: AUL American Individual Variable Annuity Unit Trust, SEC File Nos. 333-70049 and 333-70065

Dear Sirs:

We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectuses comprising a part of the above referenced Registration Statements.

                                     Very truly yours,

                                     /s/ Dechert Price & Rhoads
                                     Dechert Price & Rhoads